UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2011

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan		49022-2692
(Address of Principal Executive Offices)		(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Contract

On June 2, 2011, Whirlpool Corporation (the “Company”) priced an offering of $300,000,000 aggregate principal amount of 4.850% Notes due 2021 (the “Notes”). In connection with the offering, the Company entered into a Selling Agency Agreement and Terms Agreement with BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed severally to purchase, subject to and upon terms and conditions set forth therein, the Notes. The offering of the Notes closed on June 7, 2011.

The Notes were issued under an indenture dated as of March 20, 2000, between the Company and U.S. Bank National Association (successor to Citibank, N.A.), as trustee, as supplemented by an officers’ certificate establishing the terms and providing for the issuance of the Notes.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-157392) filed with the Securities and Exchange Commission (the “Commission”) on February 19, 2009. On June 3, 2011, the Company filed a pricing supplement with the Commission relating to the Notes.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
1.1	Selling Agency Agreement, dated June 2, 2011, by and among Whirlpool Corporation and BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters listed therein.

1.2	Terms Agreement, dated June 2, 2011, by and among Whirlpool Corporation and BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters listed therein.

4.1	Certificate of Designated Officers of Whirlpool Corporation, dated June 7, 2011.

12.1	Calculation of Ratio of Earnings to Fixed Charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

June 7, 2011	By:	/s/ ROBERT J. LAFOREST
	Name:	Robert J. LaForest
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document
1.1	Selling Agency Agreement, dated June 2, 2011, by and among Whirlpool Corporation and BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters listed therein.

1.2	Terms Agreement, dated June 2, 2011, by and among Whirlpool Corporation and BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters listed therein.

4.1	Certificate of Designated Officers of Whirlpool Corporation, dated June 7, 2011.

12.1	Calculation of Ratio of Earnings to Fixed Charges.